MERRILL LYNCH
                                                              CAPITAL FUND, INC.

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Annual Report
                                                              March 31, 1999

MERRILL LYNCH CAPITAL FUND, INC.

PORTFOLIO SUMMARY

Security Diversification
As a Percentage of Net Assets
As of March 31, 1999

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

US Stocks -- 56.4%
US Bonds -- 29.7%
Non-US Stocks -- 7.7%
Non-US Bonds -- 3.8%
Cash & Cash Equivalents -- 2.4%

Sector Representation
As a Percentage of Equities
As of March 31, 1999

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

Financial Services -- 18.7%
Consumer Staples -- 13.3%
Energy -- 12.9%
Capital Goods -- 11.9%
Consumer Cyclicals -- 9.7%
Capital Goods -- Technology -- 9.1%
Consumer Services -- 7.6%
Transportation -- 6.1%
Utilities -- 4.2%
Credit Cyclicals -- 3.3%
Basic Industries -- 2.0%
Diversified -- 1.2%

   ==========================================================================
   Geographic Diversification                                      Percent of
   As of March 31, 1999                                            Net Assets
   --------------------------------------------------------------------------
   United States                                                        85.7%*
   --------------------------------------------------------------------------
   United Kingdom                                                        4.3
   --------------------------------------------------------------------------
   Argentina                                                             2.5
   --------------------------------------------------------------------------
   Switzerland                                                           2.0
   --------------------------------------------------------------------------
   Bermuda                                                               1.8
   --------------------------------------------------------------------------
   Bahamas                                                               1.2
   --------------------------------------------------------------------------
   Mexico                                                                0.5
   --------------------------------------------------------------------------
   Sweden                                                                0.4
   --------------------------------------------------------------------------
   India                                                                 0.4
   --------------------------------------------------------------------------
   Chile                                                                 0.3
   --------------------------------------------------------------------------
   Colombia                                                              0.2
   --------------------------------------------------------------------------
   Panama                                                                0.2
   --------------------------------------------------------------------------
   South Korea                                                           0.2
   --------------------------------------------------------------------------
   Turkey                                                                0.2
   --------------------------------------------------------------------------
   Guatemala                                                             0.1
   --------------------------------------------------------------------------
 * Includes investments in short-term securities.

   =========================================================================
   US Common Stock Investments                                           S&P
   As of March 31, 1999                                Fund              500*
   -------------------------------------------------------------------------
   Average Capitalization (in billions)              $29.7             $20.8
   -------------------------------------------------------------------------
   Price/Book Value                                    2.9               6.8
   -------------------------------------------------------------------------
   Price/Earnings Ratio**                             20.5              30.0
   -------------------------------------------------------------------------
   Yield Based on Current Dividend                     1.4%              1.3%
   -------------------------------------------------------------------------
 * An unmanaged broad-based index comprised of common stocks.
** Based on 1998 earnings estimates.

   Fixed-Income Investments                                    Merrill Lynch
   As of March 31, 1999                               Fund        DOAO Index*
   -------------------------------------------------------------------------
   Duration                                         5.2 Years      5.3 Years
   -------------------------------------------------------------------------
   Average Maturity                                 8.8 Years      8.8 Years
   -------------------------------------------------------------------------
   Asset Breakdown:
   -------------------------------------------------------------------------
      Corporates                                      57.5%             22.2%
   -------------------------------------------------------------------------
      US Treasuries/Agencies                          37.4%             48.2%
   -------------------------------------------------------------------------
      Mortgage-Backed                                  0.6%             29.6%
   -------------------------------------------------------------------------
      International Governments                        4.5%               --
   --------------------------------------------------------------------------
* An unmanaged market-weighted corporate, Government and mortgage master bond index reflecting approximately 97% of total outstanding US bonds.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

DEAR SHAREHOLDER

The US stock market continued to enjoy a solid advance during the quarter ended March 31, 1999, driven by accelerating economic growth, decelerating inflation, continued strong money supply growth, favorable earnings reports and ongoing expansion of market valuation parameters. In January, the equity market sustained the powerful recovery from October's lows with accelerating financial market liquidity, continued respectable levels of domestic economic activity and a growing belief that the worst of the emerging market challenges had passed, propelling the market higher. With the aggregate money supply growing greater than 11% on an annualized basis while the economy experienced much slower nominal growth, these excess fund flows were redirected to financial assets. Real consumer spending remained robust, supporting continued strong housing and auto sales and solid fourth quarter economic growth. Furthermore, some evidence of improvement in economic conditions emerged in select developing countries like South Korea, lessening the threat from this volatile region. Inflationary pressures remained benign with the implicit price deflator rising at a mere 0.8% annual rate in the fourth quarter of 1998, the lowest increase since 1959. Finally, strong fourth-quarter 1998 earnings reports for key large-capitalization technology companies helped drive stock market price/earnings and price/book value multiples to record-high levels.

In February, evidence of even stronger-than-expected economic growth in the final quarter of 1998 raised concerns of rising inflation and produced a significant increase in long-term interest rates. These factors, together with a slowdown in earnings growth expectations for the first quarter of 1999, particularly in the technology sector, and an overall stock valuation that left little room for such disappointments, combined to produce a sharp decline in stock prices. However, a recovery in March more than recaptured February's declines and propelled the broad market indexes to new highs near March quarter-end. Firm evidence of economic stabilization and recovery in emerging markets, continued strength in the domestic economy, and an ongoing accommodative monetary policy by the Federal Reserve Board gen-erated rising expectations for US corporate profits growth in 1999. These factors rekindled investor enthusiasm, leading to further equity mutual fund cash inflows and driving stock prices higher.

For the March quarter, the unmanaged Standard & Poor's 500 (S&P 500) Index had a +4.98% total return. The US bond market confronted a more challenging environment during the three-month period as concern over strong economic growth and accelerating inflation drove interest rates higher and produced a -0.58% total return for the unmanaged Merrill Lynch Domestic Bond Master Index. Cash equivalents generated a +1.06% total return, as measured by the 91-day Treasury bill. Total returns for Merrill Lynch Capital Fund, Inc.'s Class A, Class B, Class C and Class D Shares for the quarter ended March 31, 1999 were +1.80%, +1.57%, +1.56% and +1.78%, respectively. (Fund results shown do not reflect sales charges; results would be lower if sales charges were included. Complete performance information can be found on pages 6 -8 of this report to shareholders.)

While the broad stock market averages continue to move higher, performance continues to be concentrated in a highly select group of large-capitalization growth and technology stocks. One-third of the S&P 500's gain in March was accounted for by just two stocks: Microsoft Corporation and America Online, Inc. While the Index gained +4.98% for the quarter, the average S&P 500 stock gained only 0.3% and more than half of the components of the S&P 500 actually declined in price. Despite the market's record high levels, over one-half of all New York Stock Exchange and NASDAQ listed stocks remained more than 25% below their 52-week highs. In addition, large-capitalization stocks continued to significantly outperform their smaller counterparts, as the unmanaged S&P Mid-Cap Index of moderate sized companies actually fell 6.7% and the unmanaged Russell 2000 Index of small companies declined 5.8% for the March quarter. This lack of breadth, coupled with unprecedented valuation levels and suspect earnings growth prospects, suggests a rather unstable platform upon which to

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

build additional stock market gains. In contrast, the recent rise in bond yields makes bonds very attractive from a total return perspective, in our view, since current inflation rates are at the lowest levels in 40 years. Consequently, we continued to maintain a significant bond weighting with 64.1% of net assets invested in equities, 33.5% in fixed-income securities and 2.4% in cash equivalents at March quarter-end. This compared to 63.3% of net assets invested in equities, 33.1% in fixed-income securities and 3.6% in cash equivalents as of December 31, 1998.

Within the equity component of the Fund, we continued to diversify our holdings in an effort to seek to enhance quality and better control risk. We added four new investments, increased positions in 13 holdings, reduced positions in 20 holdings and eliminated nine stocks from the portfolio. Notable among the new positions was Reuters Group PLC, the financial market information and media company, which enjoys a 40% share of the $9 billion financial information market which continues to grow at a double-digit rate. The stock has significantly underperformed both the US and the UK markets and is selling at the same price as in early 1996 in response to the negative effects of strong sterling, rapid consolidation among its core bank and brokerage customer base, more aggressive competition and recent emerging market trends. Earnings have essentially stagnated over this period. With accelerating revenues, effective cost reductions and the elimination of numerous earnings drags, earnings per share growth is expected to accelerate in 1999 and 2000. Selling at a significant discount to the stock market on both 1999 and year 2000 earnings estimates while yielding almost 3%, we believe this represents an attractive entry price for such a high-quality company.

We also established a position in Fortune Brands, Inc., a diversified consumer products company, which enjoys leading market shares in a number of global brands. Fortune Brands projects 4%-5% organic sales growth driven by market growth, new products and further market share gains, complemented by 2%-3% from acquisitions. Combined with effective cost control and a positive redeployment of free cash flow, earnings per share are projected to grow 13%-15% per year on a sustained basis. Selling at approximately 17 times estimated 1999 earnings per share and 15 times year 2000 estimated earnings per share, and yielding almost 3%, we believe Fortune Brands is attractively valued at its current price and represents an attractive addition to the portfolio.

We sold our position in both LucasVarity PLC, the UK auto parts and aerospace company, and Transamerica Corporation, the insurance concern, subsequent to each company receiving takeover proposals at handsome stock price premiums. We also eliminated our investment in Philips Electronics N.V., the Dutch electronics company, based on our concerns over evidence of deterioration in its competitive position in certain key segments and repeated delays in the implementation and completion of restructuring efforts. Despite its representation in several high-growth, high-margin businesses, Philips has repeatedly proven incapable of leveraging its brand name, technology and geographic breadth into consistent shareholder value creation. We believe these assets can be more effectively redeployed in alternative investment opportunities.

Despite the stock market's record high levels, we continue to identify and invest in above-average companies whose stocks sell at below-average valuation levels. We define an above-average company as one that maintains a strong competitive position, earns consistently high returns on capital, is financially sound, generates cash in excess of its internal reinvestment requirements and is managed by individuals motivated to create value for shareholders. We define a below-average valuation as one that does not adequately or accurately reflect what we believe to be the company's underlying intrinsic value.

On average, the stocks held in the Fund have generated comparable returns on shareholders' equity and have stronger balance sheets while offering faster earnings growth than the average company, as measured by the S&P 500. However, these same stocks sell at an average price/earnings ratio of 20.4 times estimated 1999 earnings per share compared to 30.0 times for the S&P 500, at 2.9 times current book value

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

per share as compared to 6.8 times for the S&P 500, and provide an above-average 1.4% dividend yield as compared to 1.2% for the S&P 500. We believe this formula will provide superior risk-adjusted equity returns over time.

Within the fixed-income portion of the portfolio, our relatively short average duration of 5.2 years proved beneficial, since domestic interest rates rose sharply during the March quarter, especially for longer maturity bonds. While the yield premium for non-US government securities was relatively wide during the March quarter, market liquidity continued to be limited in this sector. In response to these conditions, we further reduced foreign government bonds as a portion of our fixed-income holdings from 6.8% at December 31, 1998 to 4.5% at March 31, 1999 and increased investment-grade corporate bonds from 47.0% to 49.4%. US Government and high-yield corporate bonds remained unchanged at 37.4% and 8.1%, respectively. Mortgage-backed securities declined from 0.7% of fixed-income assets at December 31, 1998 to 0.6% at March 31, 1999 in response to expected prepayments. As a result of these transactions, the average quality of our bonds rose slightly from A2/A to A2/A+, while the average yield to maturity increased 34 basis points (0.34%) to 6.86%.

Fiscal Year in Review

For the 12 months ended March 31, 1999, total returns of Merrill Lynch Capital Fund, Inc. were disappointing, largely driven by relatively poor equity returns. For the fiscal year ended March 31, 1999, the total return for Merrill Lynch Capital Fund, Inc.'s Class A, Class B, Class C and Class D Shares were -0.68%, -1.65%, -1.70% and -0.92%, respectively. For the same 12-month period, the S&P 500 provided a +18.46% total return, the Merrill Lynch Domestic Bond Master Index generated a +6.51% total return, and cash equivalents earned a +4.98% total return.

Within the equity component of the Fund, the value style of investing which we espouse significantly underperformed the growth style of investing for the year, severely constraining our performance. The unmanaged Russell 1000 Growth Index provided a total return of +28.1% for the 12 months ended March 31, 1999, while the Russell 1000 Value Index provided only a +5.0% total return for the same 12-month period. Performance was further concentrated in the ultra large-capitalization sector of the market as investors were willing to pay increasingly high prices for liquidity. While the S&P 500 generated a +18.5% total return for the fiscal year, the unmanaged S&P Mid Cap Index of medium-sized companies earned a -1.1% total return and the Russell 2000 Index of small companies earned a -16.3% total return for the same 12-month period. Consequently, our investments in many moderate-sized companies further hindered our performance. Finally, our exposure to the weak energy sector was a contributing factor to disappointing equity results during the fiscal year. However, our overall performance improved significantly in the second half of the fiscal year, reinforcing our confidence in the soundness of our security selection methodologies and our ability to provide superior risk-adjusted returns over time.

In Conclusion

We appreciate your continued interest and participation in Merrill Lynch Capital Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kurt Schansinger

Kurt Schansinger
Senior Vice President and Portfolio Manager

May 14, 1999

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Capital Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                        % Return Without   % Return With
                                          Sales Charge       Sales Charge**
================================================================================
   Class A Shares*
================================================================================
   Year Ended 3/31/99                        - 0.68%            - 5.90%
--------------------------------------------------------------------------------
   Five Years Ended 3/31/99                  +15.09             +13.86
--------------------------------------------------------------------------------
   Ten Years Ended 3/31/99                   +13.40             +12.79
--------------------------------------------------------------------------------
*  Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

                                            % Return          % Return
                                           Without CDSC       With CDSC**
================================================================================
   Class B Shares*
================================================================================
   Year Ended 3/31/99                        - 1.65%            - 5.38%
--------------------------------------------------------------------------------
   Five Years Ended 3/31/99                  +13.93             +13.93
--------------------------------------------------------------------------------
   Ten Years Ended 3/31/99                   +12.25             +12.25
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                            % Return          % Return
                                           Without CDSC       With CDSC**
================================================================================
   Class C Shares*
================================================================================
   Year Ended 3/31/99                        - 1.70%            - 2.63%
--------------------------------------------------------------------------------
   Inception (10/21/94)
   through 3/31/99                           +14.90             +14.90
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                        % Return Without   % Return With
                                          Sales Charge       Sales Charge**
================================================================================
   Class D Shares*
================================================================================
   Year Ended 3/31/99                        - 0.92%            - 6.12%
--------------------------------------------------------------------------------
   Inception (10/21/94)
   through 3/31/99                           +15.80             +14.40
--------------------------------------------------------------------------------
*  Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

Total Return Based on a $10,000 Investment

Total Return Based on a $10,000 Investment--Class A & Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A and Class B Shares compared to growth of an investment in the S&P 500 Index and the ML Domestic Fixed-Income Master Index. Beginning and ending values are:

                                                        3/89**             3/99
ML Capital Fund, Inc.+--
Class A Shares*                                        $ 9,475           $33,310
Class B Shares*                                        $10,000           $31,746
S&P 500 Index++                                        $10,000           $56,823
ML Domestic Fixed-Income
Master Index+++                                        $10,000           $23,928

Total Return Based on a $10,000 Investment--Class C & Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C and Class D Shares compared to growth of an investment in the S&P 500 Index and the ML Domestic Fixed-Income Master Index. Beginning and ending values are:

                                                       10/21/94**         3/99
ML Capital Fund, Inc.+--
Class C Shares*                                        $10,000           $18,533
Class D Shares*                                        $ 9,475           $18,178
S&P 500 Index++                                        $10,000           $30,274
ML Domestic Fixed-Income
Master Index+++                                        $10,000           $14,688

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of Operations.
+ ML Capital Fund, Inc.through a fully managed investment policy, utilizes equity, debt and convertible securities.
++    This unmanaged broad-based Index is comprised of common stocks.
+++ This unmanaged Index is comprised of the entire universe of domestic investment-grade bonds including US Tresury bonds, corporate bonds and mortgages.

      Past performance is not predictive of future performance.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

PERFORMANCE DATA (concluded)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on November 8, 1973 to $21,620.24 on March 31, 1999.

Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

Recent Performance Results

                                                                                                     Ten Years/
                                                              12 Month          3 Month            Since Inception
                                                            Total Return     Total Return           Total Return
==================================================================================================================
ML Capital Fund, Inc. Class A Shares*                          - 0.68%          +1.80%                +251.56%
------------------------------------------------------------------------------------------------------------------
ML Capital Fund, Inc. Class B Shares*                          - 1.65           +1.57                 +217.49
------------------------------------------------------------------------------------------------------------------
ML Capital Fund, Inc. Class C Shares*                          - 1.70           +1.56                 + 85.33
------------------------------------------------------------------------------------------------------------------
ML Capital Fund, Inc. Class D Shares*                          - 0.92           +1.78                 + 91.85
------------------------------------------------------------------------------------------------------------------
Dow Jones Industrial Average**                                 +13.13           +7.01             +462.68/+177.00
------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                                  +18.46           +4.98             +468.23/+202.75
==================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are Class A & Class B Shares, for the ten years ended 3/31/99 and Class C & Class D Shares, from 10/21/94 to 3/31/99.
** An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for the ten years ended 3/31/99 and from 10/21/94 to 3/31/99, respectively.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

SCHEDULE OF INVESTMENTS

                       Shares                                                                    Value     Percent of
Industries              Held                     Common Stocks                     Cost        (Note 1a)   Net Assets
=====================================================================================================================
Aerospace             3,000,000     Lockheed Martin Corporation               $ 136,266,348  $ 113,062,500       1.1%
=====================================================================================================================
Apparel               3,000,000   ++Fruit of the Loom, Inc. (Class A)            83,338,090     31,125,000       0.3
=====================================================================================================================
Automobile Parts      2,800,000     Federal-Mogul Corporation                   127,787,823    120,400,000       1.1
=====================================================================================================================
Banking               2,100,000     The Chase Manhattan Corporation              94,448,658    170,756,250       1.6
=====================================================================================================================
Building Materials    5,000,000     Masco Corporation                            82,696,370    141,250,000       1.3
                      2,950,000     The Sherwin-Williams Company                 81,691,485     82,968,750       0.8
                                                                              -------------  -------------      -----
                                                                                164,387,855    224,218,750       2.1
=====================================================================================================================
Chemicals             2,300,000     E.I. du Pont de Nemours and Company         119,426,350    133,543,750       1.3
                      2,500,000     Monsanto Company                            105,763,188    114,843,750       1.1
                                                                              -------------  -------------      -----
                                                                                225,189,538    248,387,500       2.4
=====================================================================================================================
Computer Software     1,500,000     Computer Associates International, Inc.      46,060,321     53,343,750       0.5
=====================================================================================================================
Consumer Products     3,000,000     Kimberly-Clark Corporation                  148,809,666    143,812,500       1.4
=====================================================================================================================
Diversified           2,900,000     Corning Incorporated                        109,599,250    174,000,000       1.7
Companies             2,000,000     GenCorp Inc.                                 58,220,920     36,000,000       0.3
                     12,500,000     Tomkins PLC                                  56,833,792     46,301,625       0.4
                      1,800,000     United Technologies Corporation              58,796,454    243,787,500       2.3
                      1,750,000     Varian, Inc. (a)                             93,141,060     67,812,500       0.7
                                                                              -------------  -------------      -----
                                                                                376,591,476    567,901,625       5.4
=====================================================================================================================
Electrical Equipment  1,300,000     General Electric Company                     33,275,113    143,812,500       1.4
                      3,000,000     Rockwell International Corporation          134,460,898    127,312,500       1.2
                                                                              -------------  -------------      -----
                                                                                167,736,011    271,125,000       2.6
=====================================================================================================================
Electronics             746,000     Avnet, Inc.                                  44,763,731     27,322,250       0.3
Components
=====================================================================================================================
Financial Services    1,500,000     Federal National Mortgage Association        40,716,335    103,875,000       1.0
=====================================================================================================================
Food & Beverage       3,500,000     Diageo PLC (ADR)*                           156,391,175    160,125,000       1.5
                      2,283,100     McCormick & Company Incorporated             74,225,760     66,067,206       0.7
                         65,000     Nestle SA (Registered Shares)                68,163,280    118,385,939       1.1
                                                                              -------------  -------------      -----
                                                                                298,780,215    344,578,145       3.3
=====================================================================================================================
Footwear              1,750,000     Nike, Inc. (Class B)                         77,887,828    100,953,125       0.9
=====================================================================================================================
Hospital              4,500,000   ++Tenet Healthcare Corporation                 79,953,016     85,218,750       0.8
Management
=====================================================================================================================
Information Systems   3,000,000     Reynolds & Reynolds Company (Class A)        60,661,921     57,000,000       0.5
=====================================================================================================================
Insurance             3,500,000     The Allstate Corporation                     59,100,135    129,718,750       1.2
                      1,400,000     American International Group, Inc.           43,877,001    168,875,000       1.6
                      4,000,000     Citigroup Inc.                               45,241,195    255,500,000       2.4
                      4,400,000     Fremont General Corporation (a)              42,145,143     83,875,000       0.8
                      2,500,000     Horace Mann Educators Corporation (a)        43,202,941     57,968,750       0.6
                      3,000,000     ITT Industries, Inc.                        104,812,452    106,125,000       1.0
                      4,100,000     Provident Companies, Inc.                    89,211,121    141,706,250       1.4
                      2,000,000     XL Capital Ltd. (Class A)                    48,930,546    121,500,000       1.1
                                                                              -------------  -------------      -----
                                                                                476,520,534  1,065,268,750      10.1
=====================================================================================================================

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

                       Shares                                                                    Value     Percent of
Industries              Held                     Common Stocks                     Cost        (Note 1a)   Net Assets
=====================================================================================================================
Leisure/Hotels        3,500,000     Carnival Corporation                      $  49,885,576  $ 169,968,750       1.6%
                      3,700,000   ++Harrah's Entertainment, Inc.                 67,109,660     70,531,250       0.7
                      2,500,000   ++Sun International Hotels Ltd. (a)            99,267,368     82,187,500       0.8
                                                                              -------------  -------------      -----
                                                                                216,262,604    322,687,500       3.1
=====================================================================================================================
Machinery &           1,000,000   ++SPX Corporation                              58,441,924     50,437,500       0.5
Machine Tools
=====================================================================================================================
Multimedia            1,400,000     Reuters Group PLC (ADR)*                    110,316,213    121,100,000       1.1
=====================================================================================================================
Natural Gas           4,200,000     The Coastal Corporation                      96,041,889    138,600,000       1.3
                      3,400,000     El Paso Energy Corporation                   83,910,541    111,137,500       1.1
                      6,500,000     The Williams Companies, Inc.                 58,829,577    256,750,000       2.4
                                                                              -------------  -------------      -----
                                                                                238,782,007    506,487,500       4.8
=====================================================================================================================
Oil--Integrated       3,500,000     Unocal Corporation                          128,846,079    128,843,750       1.2
                      3,750,000     YPF Sociedad Anonima (ADR)*                  74,985,367    118,359,375       1.2
                                                                              -------------  -------------      -----
                                                                                203,831,446    247,203,125       2.4
=====================================================================================================================
Oil--Service          3,000,000     Halliburton Company                          85,879,664    115,500,000       1.1
=====================================================================================================================
Pharmaceuticals         762,500     American Home Products Corporation           43,001,270     49,753,125       0.5
                      1,550,000     Glaxo Wellcome PLC (ADR)*                    41,760,311    103,753,125       1.0
                         60,000     Novartis (Registered Shares)                 78,569,582     97,575,183       0.9
                                                                              -------------  -------------      -----
                                                                                163,331,163    251,081,433       2.4
=====================================================================================================================
Railroads             5,000,000     Kansas City Southern Industries, Inc.        83,444,911    285,000,000       2.7
                      2,300,000     Union Pacific Corporation                   135,110,114    122,906,250       1.2
                                                                              -------------  -------------      -----
                                                                                218,555,025    407,906,250       3.9
=====================================================================================================================
Real Estate           1,000,000     CarrAmerica Realty Corporation               26,684,805     22,062,500       0.2
Investment Trusts
=====================================================================================================================
Restaurants           4,000,000     McDonald's Corporation                       98,086,085    181,250,000       1.7
=====================================================================================================================
Retail Stores           800,000     Sears, Roebuck & Co.                         33,955,071     36,150,000       0.3
=====================================================================================================================
Telecommunications    3,000,000     Frontier Corporation                         89,176,173    155,625,000       1.5
                      1,650,000     Telefonaktiebolaget LM Ericsson (ADR)*       38,449,875     39,290,625       0.4
                                                                              -------------  -------------      -----
                                                                                127,626,048    194,915,625       1.9
=====================================================================================================================
Tires & Rubber        1,250,000     The Goodyear Tire & Rubber Company           49,691,160     62,265,625       0.6
=====================================================================================================================
Tobacco               1,000,000     Fortune Brands, Inc.                         36,805,885     38,687,500       0.4
=====================================================================================================================
Waste Management      3,000,000     Waste Management, Inc.                      150,984,576    133,125,000       1.3
=====================================================================================================================
Wireless              2,500,000     Motorola, Inc.                              132,745,573    183,125,000       1.8
Communication--       3,500,000   ++Nextel Communications, Inc. (Class A)        76,691,509    128,187,500       1.2
Domestic Paging &                                                             -------------  -------------      -----
Cellular                                                                        209,437,082    311,312,500       3.0
=====================================================================================================================
                                    Total Common Stocks                       4,678,570,124  6,730,520,953      64.1
=====================================================================================================================

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

                       Face                                                                     Value    Percent of
Industries            Amount                    Corporate Bonds                 Cost          (Note 1a)  Net Assets
===================================================================================================================
Aerospace                         Boeing Capital Corporation:
                   $ 12,500,000     6.44% due 12/20/2004                    $  12,560,000  $  12,505,500       0.1%
                     10,000,000     6.18% due 3/15/2005                        10,000,000      9,631,030       0.1
                                                                            -------------  -------------      -----
                                                                               22,560,000     22,136,530       0.2
===================================================================================================================
Automotive                        Hertz Corp.:
                     10,000,000     7% due 5/01/2002                           10,305,500     10,259,300       0.1
                     25,000,000     6.70% due 6/15/2002                        24,815,300     25,446,250       0.2
                     13,000,000     6% due 1/15/2003                           12,891,670     12,942,930       0.1
                     20,000,000   Hyundai Motor Co., Ltd., 7.60% due
                                  7/15/2007+++                                 19,916,100     17,100,000       0.2
                                                                            -------------  -------------      -----
                                                                               67,928,570     65,748,480       0.6
===================================================================================================================
Banking              30,000,000   Banco Nacional de Commercio Exterior
                                  SNC, 7.25% due 2/02/2004                     28,187,700     27,525,000       0.3
                     13,600,000   Banco Rio de la Plata, 8.75% due
                                  12/15/2003                                   13,751,700     12,886,000       0.1
                     29,000,000   Bank of Boston Corporation, 6.625% due
                                  12/01/2005                                   27,575,520     29,535,630       0.3
                                  BankAmerica Corporation:
                     15,000,000     6.875% due 6/01/2003                       14,149,050     15,596,100       0.2
                     30,000,000     6.75% due 9/15/2005                        29,591,750     30,849,300       0.3
                                  The Chase Manhattan Corporation:
                     15,000,000     6.50% due 8/01/2005                        14,552,850     15,172,800       0.2
                     15,000,000     6.25% due 1/15/2006                        13,892,250     14,893,950       0.1
                     20,000,000   First Security Corp., 7% due 7/15/2005       19,803,850     20,550,780       0.2
                     30,000,000   First Union Corp., 6.55% due 10/15/2035      29,953,350     30,440,700       0.3
                     22,750,000   Firstbank Puerto Rico, 7.625% due
                                  12/20/2005                                   22,140,803     22,165,143       0.2
                     10,000,000   Great Western Financial Corp., 6.375%
                                  due 7/01/2000                                 9,998,800     10,084,300       0.1
                                  Household Bank:
                      7,000,000     6.87% due 5/15/2001                         6,908,160      7,147,315       0.1
                     20,000,000     6.875% due 3/17/2003                       19,886,200     20,554,320       0.2
                     13,300,000     6.50% due 7/15/2003                        13,259,673     13,491,919       0.1
                     25,500,000   PNC Funding Corp., 6.125% due 9/01/2003      24,922,025     25,437,015       0.2
                     20,000,000   People's Bank--Bridgeport, 7.20% due
                                  12/01/2006                                   19,956,700     19,239,400       0.2
                     26,000,000   Provident Bank, 6.375% due 1/15/2004         25,287,430     25,962,040       0.2
                                  Union Planters Corp.:
                     20,000,000     6.25% due 11/01/2003                       18,756,100     19,914,400       0.2
                     12,500,000     6.75% due 11/01/2005                       12,001,875     12,547,500       0.1
                                                                            -------------  -------------      -----
                                                                              364,575,786    373,993,612       3.6
===================================================================================================================
Beverages            15,000,000   Coca-Cola Femsa, SA, 8.95% due
                                  11/01/2006                                   14,987,325     15,004,950       0.1
                     10,000,000   Panamerican Beverages Inc., 7.25% due
                                  7/01/2009                                    10,037,500      8,312,500       0.1
                                                                            -------------  -------------      -----
                                                                               25,024,825     23,317,450       0.2
===================================================================================================================
Broadcasting         20,000,000   British Sky Broadcasting Group PLC,
                                  7.30% due 10/15/2006                         20,037,440     20,161,200       0.2
===================================================================================================================
Building             10,000,000   Armstrong World, 6.50% due 8/15/2005          9,980,400      9,907,300       0.1
Materials
===================================================================================================================
Chemicals                         Airgas Inc.:
                      8,000,000     7.15% due 9/17/2001                         7,917,840      8,196,000       0.1
                     12,000,000     7.14% due 3/08/2004                        12,007,480     11,534,304       0.1
                     37,000,000   Equistar Chemicals LP, 6.50% due 2/15/2006   35,447,016     34,360,827       0.3

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

                       Face                                                                     Value    Percent of
Industries            Amount                    Corporate Bonds                 Cost          (Note 1a)  Net Assets
===================================================================================================================
Chemicals          $ 10,000,000   Monsanto Company, 5.75% due
(concluded)                       12/01/2005+++                             $   9,973,500  $   9,766,430       0.1%
                     40,000,000   Union Carbide Corp., 6.79% due 6/01/2025     40,292,500     40,560,000       0.4
                                                                            -------------  -------------      -----
                                                                              105,638,336    104,417,561       1.0
===================================================================================================================
Consumer                          Loewen Group International, Inc.+++:
Services             20,000,000     6.70% due 10/01/1999                       19,430,340     12,400,000       0.1
                     20,000,000     8.25% due 10/15/2003                       20,208,132     10,700,000       0.1
                                                                            -------------  -------------      -----
                                                                               39,638,472     23,100,000       0.2
===================================================================================================================
Electronics                       Tandy Corporation:
                     20,000,000     6.125% due 1/15/2003                       19,971,600     20,211,400       0.2
                     15,000,000     6.95% due 9/01/2007                        14,944,120     14,961,000       0.1
                                                                            -------------  -------------      -----
                                                                               34,915,720     35,172,400       0.3
===================================================================================================================
Finance                           General Motors Acceptance Corp.:
                     55,000,000     5.625% due 2/15/2001                       54,450,000     54,986,250       0.5
                     30,000,000     5.35% due 12/07/2001                       30,000,000     29,702,580       0.3
                     30,000,000     5.48% due 12/16/2002                       30,000,000     29,611,500       0.3
                                                                            -------------  -------------      -----
                                                                              114,450,000    114,300,330       1.1
===================================================================================================================
Financial                         GATX Capital Corporation:
Leasing              25,000,000     6.875% due 11/01/2004                      24,938,000     25,194,250       0.3
                     25,000,000     6.69% due 11/30/2005                       24,984,750     24,692,250       0.2
                                  XTRA Inc.:
                     20,000,000     6.68% due 11/30/2001                       20,000,000     20,362,160       0.2
                      3,000,000     6.50% due 1/15/2004                         2,988,330      3,014,790       0.0
                                                                            -------------  -------------      -----
                                                                               72,911,080     73,263,450       0.7
===================================================================================================================
Financial--Other     14,000,000   Case Credit Corporation, 5.95% due
                                  8/01/2000                                    13,988,380     14,007,294       0.1
                     30,000,000   Ford Motor Credit Company, 5.75% due
                                  2/23/2004                                    29,947,050     29,746,740       0.3
                     40,000,000   International Lease Finance Corp.,
                                  5.64% due 4/01/2002                          39,838,800     39,469,600       0.4
                                                                            -------------  -------------      -----
                                                                               83,774,230     83,223,634       0.8
===================================================================================================================
Financial                         Finova Capital Corp.:
Services             10,000,000     6.56% due 11/15/2002                       10,000,000     10,166,500       0.1
                     15,000,000     5.99% due 1/10/2003                        14,976,450     14,968,650       0.1
                     25,000,000     5.98% due 1/15/2003                        24,960,500     24,853,250       0.2
                     20,000,000   McDonnell Douglas Finance Corp.,
                                  6.965% due 9/12/2005                         20,049,200     20,708,540       0.2
                     35,000,000   Morgan Stanley Group, Inc., 5.75% due
                                  2/15/2001                                    34,968,150     34,929,790       0.3
                     13,000,000   Norwest Financial, Inc., 6.625% due
                                  7/15/2004                                    13,000,000     13,327,080       0.1
                     10,000,000   Salomon, Inc., 6.75% due 2/15/2003            9,804,000     10,225,260       0.1
                                  Salomon Smith Barney Holdings, Inc.:
                     25,000,000     6.625% due 7/01/2002                       24,994,000     25,608,750       0.3
                     20,000,000     7% due 3/15/2004                           19,951,800     20,713,200       0.2
                      5,000,000     6.375% due 10/01/2004                       5,104,400      5,042,900       0.1
                                                                            -------------  -------------      -----
                                                                              177,808,500    180,543,920       1.7
===================================================================================================================
Food & Tobacco                    Nabisco, Inc.:
                     21,500,000     6.125% due 2/01/2033                       21,405,450     20,766,420       0.2
                     20,000,000     6.375% due 2/01/2035                       19,939,200     19,663,600       0.2
                                                                            -------------  -------------      -----
                                                                               41,344,650     40,430,020       0.4
===================================================================================================================

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

                       Face                                                                     Value    Percent of
Industries            Amount                    Corporate Bonds                 Cost          (Note 1a)  Net Assets
===================================================================================================================
Hospital                          Medpartners, Inc.:
Management         $ 29,125,000     6.875% due 9/01/2000                    $  28,915,910  $  25,666,406       0.3%
                      5,500,000     7.375% due 10/01/2006                       4,886,570      4,186,875       0.0
                                                                            -------------  -------------      -----
                                                                               33,802,480     29,853,281       0.3
===================================================================================================================
Industrial           20,000,000   Browning-Ferris Industries, Inc.,
                                  6.375% due 1/15/2008                         19,627,200     17,411,600       0.2
                                  Interface, Inc.:
                      5,000,000     9.50% due 11/15/2005                        4,850,000      5,200,000       0.0
                     10,000,000     7.30% due 4/01/2008                         9,934,520      9,571,660       0.1
                     20,000,000   Reliance Industries Ltd., 8.25% due
                                  1/15/2027+++                                 19,526,999     17,262,500       0.2
                     10,000,000   Tosco Corporation, 7.625% due 5/15/2006      10,746,300     10,519,200       0.1
                     29,500,000   Triton Energy Ltd./Corp., 8.75% due
                                  4/15/2002                                    29,455,930     27,877,500       0.2
                     15,000,000   United Refining Co., 10.75% due 6/15/2007    15,000,000     11,025,000       0.1
                     20,000,000   Williams Companies Inc., 6.625% due
                                  11/15/2004                                   19,908,000     20,259,000       0.2
                     40,000,000   Williams Holdings of Delaware, Inc.,
                                  6.25% due 2/01/2006                          39,791,600     39,078,800       0.4
                                                                            -------------  -------------      -----
                                                                              168,840,549    158,205,260       1.5
===================================================================================================================
Information                       Reynolds & Reynolds Company:
Systems              10,000,000     5.875% due 3/20/2000                        9,992,900     10,034,400       0.1
                     37,500,000     6.12% due 3/02/2001                        37,500,000     37,119,750       0.3
                                                                            -------------  -------------      -----
                                                                               47,492,900     47,154,150       0.4
===================================================================================================================
Machinery                         FMC Corp.:
                     10,000,000     7.125% due 11/25/2002                      10,000,000     10,049,670       0.1
                     20,000,000     6.75% due 5/05/2005                        19,890,200     19,220,920       0.2
                     22,500,000   Harris Corporation, 6.375% due 8/15/2002     22,461,850     22,605,975       0.2
                                                                            -------------  -------------      -----
                                                                               52,352,050     51,876,565       0.5
===================================================================================================================
Media/Publishing     15,000,000   News America Inc., 6.75% due 1/09/2038       15,000,000     15,045,750       0.2
===================================================================================================================
Natural Gas--                      Enron Corp.:
Pipelines            30,000,000     6.75% due 7/01/2005                        29,387,285     30,107,100       0.3
                     20,000,000     6.40% due 7/15/2006                        20,036,050     19,945,600       0.2
                                                                            -------------  -------------      -----
                                                                               49,423,335     50,052,700       0.5
===================================================================================================================
Natural Gas          27,500,000   The Coastal Corporation, 6.70% due
Suppliers                         2/15/2027                                    27,225,400     27,540,123       0.3
===================================================================================================================
Oil--Integrated      10,000,000   Compania Naviera Perez Compac
                                  S.A.C.F.I.M.F.A., 9% due 1/30/2004+++        10,125,000      9,750,000       0.1
                     10,000,000   Giant Industries, Inc., 9% due
                                  9/01/2007+++                                 10,000,000      9,000,000       0.1
                                  Occidental Petroleum Corp.:
                     18,375,000     6.24% due 11/24/2000                       18,135,306     18,350,561       0.2
                     23,000,000     6.50% due 4/01/2005                        22,708,915     22,423,850       0.2
                     20,000,000   Perez Companc SA, 8.125% due 7/15/2007+++    19,701,880     17,800,000       0.1
                     10,000,000   Union Oil of California, 6.11% due
                                  2/17/2004                                    10,000,000      9,855,750       0.1
                     23,250,000   Union Texas Petroleum Holdings, Inc.,
                                  6.70% due 11/18/2002                         23,190,070     23,792,632       0.2
                     20,000,000   YPF Sociedad Anonima, 8% due 2/15/2004       18,334,375     19,600,000       0.2
                                                                            -------------  -------------      -----
                                                                              132,195,546    130,572,793       1.2
===================================================================================================================

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

                       Face                                                                       Value    Percent of
Industries            Amount                    Corporate Bonds                 Cost            (Note 1a)  Net Assets
=====================================================================================================================
Oil Field          $ 20,000,000   R & B Falcon Corporation, 6.75% due
Equipment                         4/15/2005                                $   19,663,800   $   16,300,000       0.2%
=====================================================================================================================
Paper & Forest                    Boise Cascade Corporation:
Products             10,000,000     7.35% due 10/11/2004                       10,316,700        9,699,000       0.1
                     20,000,000     7.66% due 5/27/2005                        20,000,000       19,499,000       0.2
                     25,000,000   Champion International Corp.,
                                  6.65% due 12/15/2037                         25,000,000       25,044,250       0.2
                                                                            -------------    -------------      -----
                                                                               55,316,700       54,242,250       0.5
=====================================================================================================================
Real Estate          10,000,000   Franchise Finance Corp. of America,
Investment Trusts                 6.95% due 8/29/2007                          10,000,000        8,638,610       0.1
=====================================================================================================================
Telecommunications   10,000,000   Pacific Telecom, Inc., 6.625% due
                                  10/20/2005                                   10,000,000        9,960,360       0.1
                     10,000,000   Worldcom Inc., 6.40% due 8/15/2005           10,013,350       10,116,600       0.1
                                                                            -------------    -------------      -----
                                                                               20,013,350       20,076,960       0.2
=====================================================================================================================
Tires & Rubber       40,000,000   The Goodyear Tire & Rubber Company,
                                  6.625% due 12/01/2006                        39,840,000       38,833,600       0.4
=====================================================================================================================
Transportation       10,000,000   Continental Airlines, 8% due 12/15/2005      10,000,000        9,806,800       0.1
                     27,750,000   Kansas City Southern Industries, Inc.,
                                  7% due 12/15/2025                            26,709,375       26,060,580       0.3
                                  Northwest Airlines, Inc.:
                     20,000,000     7.625% due 3/15/2005                       19,390,850       18,687,400       0.2
                      5,000,000     7.875% due 3/15/2008                        4,473,700        4,605,100       0.0
                                  Ryder Systems, Inc.:
                      9,000,000     6.30% due 7/21/2003                         9,000,000        8,843,049       0.1
                     20,000,000     6.50% due 5/15/2005                        19,960,600       20,020,160       0.2
                     17,000,000   Transportacion Maritima Mexicana, SA
                                  de CV, 10% due 11/15/2006                    17,152,730       14,110,000       0.1
                     12,500,000   Union Pacific Corporation, 6.39% due
                                  11/01/2004                                   12,500,000       12,499,238       0.1
                                                                            -------------    -------------      -----
                                                                              119,187,255      114,632,327       1.1
=====================================================================================================================
Travel & Lodging                  Royal Caribbean Cruises Ltd.:
                     10,000,000     7.125% due 9/18/2002                        9,900,050       10,200,600       0.1
                     15,000,000     7.25% due 8/15/2006                        15,036,055       15,231,450       0.1
                                                                            -------------    -------------      -----
                                                                               24,936,105       25,432,050       0.2
=====================================================================================================================
Utilities--          33,000,000   Empresa Nacional de Electricidad SA
Electric,                         (Endesa), 7.325% due 2/01/2037               33,065,750       30,670,200       0.3
Gas & Water          24,750,000   Tata Electric Co., 8.50% due
                                  8/19/2017+++                                 23,737,525       19,663,801       0.2
                                                                            -------------    -------------      -----
                                                                               56,803,275       50,334,001       0.5
=====================================================================================================================
Yankee Corporates    15,000,000   Enersis SA, 6.60% due 12/01/2026             14,350,102       14,348,100       0.1
=====================================================================================================================
                                  Total Corporate Bonds                     2,067,030,856    2,022,854,407      19.3
=====================================================================================================================

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

                       Face                                                                         Value    Percent of
                      Amount        Collateralized Mortgage Obligations**          Cost           (Note 1a)  Net Assets
=======================================================================================================================
                                  Federal Home Loan Mortgage Corporation:
                   $  5,113,662     6.50% due 5/15/2008                      $    4,886,743   $    5,120,054       0.1%
                      5,000,000     7% due 8/15/2008                              4,762,500        4,992,150       0.0
                     13,000,000     6% due 2/15/2011                             12,020,937       12,459,980       0.1
=======================================================================================================================
                                  Total Collateralized Mortgage Obligations      21,670,180       22,572,184       0.2
=======================================================================================================================

                                      Foreign Government Obligations
=======================================================================================================================
                     10,000,000   Province of Mendoza, 10% due 9/04/2007+++       9,931,700        6,600,000       0.1
                                  Republic of Argentina:
                     59,500,000     8.75% due 7/10/2002+++                       55,708,750       51,839,375       0.5
                     20,000,000     8.375% due 12/20/2003                        19,773,750       18,350,000       0.2
                      9,300,000     5.938% due 3/31/2005+**                       8,490,900        7,960,800       0.1
                     20,000,000   Republic of Colombia, 7.625% due
                                  2/15/2007                                      18,353,175       17,100,000       0.1
                     15,000,000   Republic of Guatemala, 8.50% due
                                  8/03/2007+++                                   15,082,250       13,200,000       0.1
                     20,000,000   Republic of Panama, 8.25% due 4/22/2008        19,897,600       18,700,000       0.2
                                  Republic of Turkey+++:
                     10,000,000     9.875% due 2/23/2005                          9,901,850        9,175,000       0.1
                     18,000,000     10% due 9/19/2007                            17,677,500       16,492,500       0.1
=======================================================================================================================
                                  Total Foreign Government Obligations          174,817,475      159,417,675       1.5
=======================================================================================================================

                                         US Government Obligations
=======================================================================================================================
                                  US Treasury Bonds:
                    165,000,000     6.25% due 8/15/2023                         153,347,266      172,425,000       1.7
                     65,000,000     6% due 2/15/2026                             69,179,883       66,066,650       0.6
                     35,000,000   US Treasury Inflation Indexed Note,
                                  3.625% due 1/15/2008                           34,855,937       34,768,789       0.3
                                  US Treasury Notes:
                     50,000,000     6.50% due 5/15/2005                          54,742,188       52,953,000       0.5
                    580,000,000     5.875% due 11/15/2005                       563,475,856      595,950,000       5.7
                    350,000,000     5.625% due 2/15/2006                        350,698,047      354,977,000       3.4
                     35,000,000     5.50% due 2/15/2008                          36,595,313       35,393,750       0.3
=======================================================================================================================
                                  Total US Government Obligations             1,262,894,490    1,312,534,189      12.5
=======================================================================================================================

                                          Short-Term Investments
=======================================================================================================================
Commercial           50,000,000   Ford Motor Credit Company, 4.84% due
Paper***                          4/19/1999                                      49,879,000       49,879,000       0.4
                     40,000,000   General Electric Capital Corp., 4.84%
                                  due 4/06/1999                                  39,973,111       39,973,111       0.4
                     52,209,000   General Motors Acceptance Corp.,
                                  5.13% due 4/01/1999                            52,209,000       52,209,000       0.5
                     35,000,000   Metropolitan Life Insurance Company,
                                  4.84% due 4/22/1999                            34,901,183       34,901,183       0.3
=======================================================================================================================

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

SCHEDULE OF INVESTMENTS (concluded)

                       Face                                                                     Value      Percent of
                      Amount               Short-Term Investments               Cost          (Note 1a)    Net Assets
=====================================================================================================================
US Government                     Federal Home Loan Mortgage Corporation:
Agency             $ 50,000,000     4.77% due 4/14/1999                    $   49,913,875  $    49,913,875       0.5%
Obligations***       40,000,000     4.78% due 4/15/1999                        39,925,644       39,925,644       0.4
=====================================================================================================================
                                  Total Short-Term Investments                266,801,813      266,801,813       2.5
=====================================================================================================================
Total Investments                                                          $8,471,784,938   10,514,701,221     100.1
                                                                           ==============
Liabilities in Excess of Other Assets                                                          (12,057,087)     (0.1)
                                                                                           ---------------     -----
Net Assets                                                                                 $10,502,644,134     100.0%
                                                                                           ===============     =====
=====================================================================================================================

*     American Depositary Receipts (ADR).
**    Subject to principal paydowns.
*** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
+ Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
++    Non-income producing security.
+++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

(a) Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

--------------------------------------------------------------------------------
                                     Net Share           Net           Dividend
Industry            Affiliate        Activity           Cost            Income
--------------------------------------------------------------------------------
Diversified     Varian,
  Companies       Inc.                      --                --      $  700,000

Insurance       Fremont General
                  Corporation        2,400,000       $ 8,782,758       1,267,000

Insurance       Horace Mann
                  Educators
                  Corporation          300,000         8,651,948         814,500

Leisure/        Sun International
  Hotels          Hotels Ltd.          700,000        30,579,500              ++
--------------------------------------------------------------------------------

++    Non-income producing security.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of March 31, 1999

Assets:              Investments, at value (identified cost--$8,471,784,938)(Note 1a) ...                  $10,514,701,221
                     Cash ...............................................................                          332,356
                     Receivables:
                        Interest ........................................................  $   56,771,625
                        Dividends .......................................................      13,013,295
                        Capital shares sold .............................................      10,780,700
                        Securities sold .................................................         148,755       80,714,375
                                                                                           --------------
                     Prepaid registration fees and other assets (Note 1f) ...............                          129,136
                                                                                                           ---------------
                     Total assets .......................................................                   10,595,877,088
                                                                                                           ---------------
==========================================================================================================================
Liabilities:         Payables:
                        Capital shares redeemed .........................................      54,712,066
                        Securities purchased ............................................      24,815,998
                        Distributor (Note 2) ............................................       5,245,499
                        Investment adviser (Note 2) .....................................       3,845,910       88,619,473
                                                                                           --------------
                     Accrued expenses and other liabilities .............................                        4,613,481
                                                                                                           ---------------
                     Total liabilities ..................................................                       93,232,954
                                                                                                           ---------------
==========================================================================================================================
Net Assets:          Net assets .........................................................                  $10,502,644,134
                                                                                                           ===============
==========================================================================================================================
Net Assets           Class A Shares of Common Stock, $0.10 par value, 400,000,000
Consist of:          shares authorized ..................................................                  $    10,365,514
                     Class B Shares of Common Stock, $0.10 par value, 400,000,000
                     shares authorized ..................................................                       14,210,773
                     Class C Shares of Common Stock, $0.10 par value, 200,000,000
                     shares authorized ..................................................                        1,452,394
                     Class D Shares of Common Stock, $0.10 par value, 200,000,000
                     shares authorized ..................................................                        4,328,033
                     Paid-in capital in excess of par ...................................                    8,070,085,015
                     Undistributed investment income--net ...............................                       58,140,938
                     Undistributed realized capital gains on investments and foreign
                     currency transactions--net .........................................                      301,156,129
                     Unrealized appreciation on investments and foreign
                     currency transactions--net .........................................                    2,042,905,338
                                                                                                           ---------------
                     Net assets .........................................................                  $10,502,644,134
                                                                                                           ===============
==========================================================================================================================
Net Asset Value:     Class A--Based on net assets of $3,631,440,458 and 103,655,142
                              shares outstanding ........................................                  $         35.03
                                                                                                           ===============
                     Class B--Based on net assets of $4,866,563,935 and 142,107,730
                              shares outstanding ........................................                  $         34.25
                                                                                                           ===============
                     Class C--Based on net assets of $491,233,573 and 14,523,935
                              shares outstanding ........................................                  $         33.82
                                                                                                           ===============
                     Class D--Based on net assets of $1,513,406,168 and 43,280,328
                              shares outstanding ........................................                  $         34.97
                                                                                                           ===============
==========================================================================================================================

      See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

Statement of Operations for the Year Ended March 31, 1999

Investment           Interest and discount earned .................................                   $ 277,139,605
Income               Dividends (net of $1,640,645 foreign withholding tax) ........                     106,562,442
(Notes 1d & 1e):     Other ........................................................                         596,954
                                                                                                      -------------
                     Total income .................................................                     384,299,001
                                                                                                      -------------
===================================================================================================================
Expenses:            Account maintenance and distribution fees--Class B (Note 2) ..  $  54,169,400
                     Investment advisory fees (Note 2) ............................     45,106,929
                     Transfer agent fees--Class B (Note 2) ........................      9,042,052
                     Transfer agent fees--Class A (Note 2) ........................      5,765,030
                     Account maintenance and distribution fees--Class C (Note 2) ..      5,360,592
                     Account maintenance fees--Class D (Note 2) ...................      3,492,956
                     Transfer agent fees--Class D (Note 2) ........................      2,097,790
                     Transfer agent fees--Class C (Note 2) ........................        941,754
                     Custodian fees ...............................................        837,799
                     Printing and shareholder reports .............................        550,934
                     Registration fees (Note 1f) ..................................        167,293
                     Professional fees ............................................        123,735
                     Directors' fees and expenses .................................         49,479
                     Pricing fees .................................................         30,110
                     Other ........................................................        107,479
                                                                                     -------------
                     Total expenses ...............................................                     127,843,332
                                                                                                      -------------
                     Investment income--net .......................................                     256,455,669
                                                                                                      -------------
===================================================================================================================
Realized &           Realized gain (loss) from:
Unrealized Gain         Investments--net ..........................................    415,334,985
(Loss) on               Foreign currency transactions--net ........................        (97,806)     415,237,179
Investments &                                                                        -------------
Foreign Currency     Change in unrealized appreciation/depreciation on:
Transactions--Net       Investments--net ..........................................   (873,941,516)
(Notes 1b, 1c,          Foreign currency transactions--net ........................         (6,966)    (873,948,482)
1e & 3):                                                                             -------------    -------------
                     Net realized and unrealized loss on investments and foreign
                     currency transactions ........................................                    (458,711,303)
                                                                                                      -------------
                     Net Decrease in Net Assets Resulting from Operations .........                   $(202,255,634)
                                                                                                      =============
===================================================================================================================

      See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

Statements of Changes in Net Assets

                                                                                            For the Year
                                                                                           Ended March 31,
                                                                                  ---------------------------------
Increase (Decrease) in Net Assets:                                                      1999              1998
===================================================================================================================
Operations:          Investment income--net ....................................  $   256,455,669   $   272,540,546
                     Realized gain on investments and foreign currency
                     transactions--net .........................................      415,237,179       569,208,611
                     Change in unrealized appreciation/depreciation on
                     investments and foreign currency transactions--net ........     (873,948,482)    1,874,025,315
                                                                                  ---------------   ---------------
                     Net increase (decrease) in net assets resulting from
                     operations ................................................     (202,255,634)    2,715,774,472
                                                                                  ---------------   ---------------
===================================================================================================================
Dividends &          Investment income--net:
Distributions to        Class A ................................................     (118,803,106)     (115,518,688)
Shareholders            Class B ................................................     (102,818,160)     (119,396,439)
(Note 1g):              Class C ................................................      (11,137,417)       (8,523,951)
                        Class D ................................................      (38,623,542)      (26,653,341)
                     Realized gain on investments--net:
                        Class A ................................................     (129,813,411)     (204,758,968)
                        Class B ................................................     (188,516,486)     (306,423,980)
                        Class C ................................................      (18,832,977)      (21,655,996)
                        Class D ................................................      (45,329,436)      (51,231,087)
                                                                                  ---------------   ---------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders .............................     (653,874,535)     (854,162,450)
                                                                                  ---------------   ---------------
===================================================================================================================
Capital Share        Net increase (decrease) in net assets derived from capital
Transactions         share transactions ........................................     (528,711,091)      744,669,554
(Note 4):                                                                         ---------------   ---------------
===================================================================================================================
Net Assets:          Total increase (decrease) in net assets ...................   (1,384,841,260)    2,606,281,576
                     Beginning of year .........................................   11,887,485,394     9,281,203,818
                                                                                  ---------------   ---------------
                     End of year* ..............................................  $10,502,644,134   $11,887,485,394
                                                                                  ===============   ===============
===================================================================================================================
                   * Undistributed investment income--net (Note 1h) ............  $    58,140,938   $    73,165,000
                                                                                  ===============   ===============
===================================================================================================================

      See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

Financial Highlights

                                                                                             Class A
The following per share data and ratios have been derived       ------------------------------------------------------------------
from information provided in the financial statements.                              For the Year Ended March 31,
                                                                ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                            1999+         1998+         1997+         1996          1995
==================================================================================================================================
Per Share          Net asset value, beginning of year .......   $    37.56    $    31.39    $    30.90    $    27.74    $    27.46
Operating                                                       ----------    ----------    ----------    ----------    ----------
Performance        Investment income--net ...................         1.00          1.11          1.25          1.21          1.01
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ........................        (1.28)         8.14          2.43          5.41          1.77
                                                                ----------    ----------    ----------    ----------    ----------
                   Total from investment operations .........         (.28)         9.25          3.68          6.62          2.78
                                                                ----------    ----------    ----------    ----------    ----------
                   Less dividends and distributions:
                      Investment income--net ................        (1.08)        (1.11)        (1.25)        (1.16)         (.94)
                      Realized gain on investments--net .....        (1.17)        (1.97)        (1.94)        (2.30)        (1.56)
                                                                ----------    ----------    ----------    ----------    ----------
                   Total dividends and distributions ........        (2.25)        (3.08)        (3.19)        (3.46)        (2.50)
                                                                ----------    ----------    ----------    ----------    ----------
                   Net asset value, end of year .............   $    35.03    $    37.56    $    31.39    $    30.90    $    27.74
                                                                ==========    ==========    ==========    ==========    ==========
==================================================================================================================================
Total Investment   Based on net asset value per share .......         (.68%)       30.71%        12.62%        24.50%        10.95%
Return:*                                                        ==========    ==========    ==========    ==========    ==========
==================================================================================================================================
Ratios to          Expenses .................................          .57%          .55%          .55%          .56%          .57%
Average                                                         ==========    ==========    ==========    ==========    ==========
Net Assets:        Investment income--net ...................         2.86%         3.21%         3.99%         4.09%         3.81%
                                                                ==========    ==========    ==========    ==========    ==========
==================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ...   $3,631,440    $4,155,677    $3,291,219    $3,225,758    $2,507,767
Data:                                                           ==========    ==========    ==========    ==========    ==========
                   Portfolio turnover .......................           33%           38%           47%           84%           89%
                                                                ==========    ==========    ==========    ==========    ==========
==================================================================================================================================

*     Total investment returns exclude the effects of sales loads.
+     Based on average shares outstanding.

      See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

Financial Highlights (continued)

                                                                                             Class B
The following per share data and ratios have been derived       ------------------------------------------------------------------
from information provided in the financial statements.                              For the Year Ended March 31,
                                                                ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                            1999+         1998+         1997+         1996          1995
==================================================================================================================================
Per Share          Net asset value, beginning of year .......   $    36.68    $    30.72    $    30.30    $    27.28    $    27.04
Operating                                                       ----------    ----------    ----------    ----------    ----------
Performance:       Investment income--net ...................          .63           .74           .91           .90           .74
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ........................        (1.25)         7.96          2.39          5.29          1.72
                                                                ----------    ----------    ----------    ----------    ----------
                   Total from investment operations .........         (.62)         8.70          3.30          6.19          2.46
                                                                ----------    ----------    ----------    ----------    ----------
                   Less dividends and distributions:
                      Investment income--net ................         (.64)         (.77)         (.94)         (.87)         (.66)
                      Realized gain on investments--net .....        (1.17)        (1.97)        (1.94)        (2.30)        (1.56)
                                                                ----------    ----------    ----------    ----------    ----------
                   Total dividends and distributions ........        (1.81)        (2.74)        (2.88)        (3.17)        (2.22)
                                                                ----------    ----------    ----------    ----------    ----------
                   Net asset value, end of year .............   $    34.25    $    36.68    $    30.72    $    30.30    $    27.28
                                                                ==========    ==========    ==========    ==========    ==========
==================================================================================================================================
Total Investment   Based on net asset value per share .......        (1.65%)       29.38%        11.48%        23.22%         9.81%
Return:*                                                        ==========    ==========    ==========    ==========    ==========
==================================================================================================================================
Ratios to          Expenses .................................         1.59%         1.57%         1.57%         1.58%         1.59%
Average                                                         ==========    ==========    ==========    ==========    ==========
Net Assets:        Investment income--net ...................         1.85%         2.19%         2.97%         3.07%         2.79%
                                                                ==========    ==========    ==========    ==========    ==========
==================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ...   $4,866,564    $5,938,708    $4,977,431    $5,025,504    $3,664,250
Data:                                                           ==========    ==========    ==========    ==========    ==========
                   Portfolio turnover .......................           33%           38%           47%           84%           89%
                                                                ==========    ==========    ==========    ==========    ==========
==================================================================================================================================

*     Total investment returns exclude the effects of sales loads.
+     Based on average shares outstanding.

      See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

Financial Highlights (continued)

                                                                                              Class C
                                                                  ---------------------------------------------------------------
                                                                                                                          For the
The following per share data and ratios have been derived                                                                 Period
from information provided in the financial statements.                               For the Year                        Oct. 21,
                                                                                    Ended March 31,                      1994+ to
                                                                  --------------------------------------------------     March 31,
Increase (Decrease) in Net Asset Value:                             1999++       1998++        1997++         1996         1995
=================================================================================================================================
Per Share          Net asset value, beginning of period .......   $  36.31      $  30.44      $  30.08      $  27.17     $  26.81
Operating                                                         --------      --------      --------      --------     --------
Performance:       Investment income--net .....................        .62           .73           .90           .92          .49
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ..........................      (1.25)         7.89          2.36          5.24         1.03
                                                                  --------      --------      --------      --------     --------
                   Total from investment operations ...........       (.63)         8.62          3.26          6.16         1.52
                                                                  --------      --------      --------      --------     --------
                   Less dividends and distributions:
                      Investment income--net ..................       (.69)         (.78)         (.96)         (.95)        (.43)
                      Realized gain on investments--net .......      (1.17)        (1.97)        (1.94)        (2.30)        (.73)
                                                                  --------      --------      --------      --------     --------
                   Total dividends and distributions ..........      (1.86)        (2.75)        (2.90)        (3.25)       (1.16)
                                                                  --------      --------      --------      --------     --------
                   Net asset value, end of period .............   $  33.82      $  36.31      $  30.44      $  30.08     $  27.17
                                                                  ========      ========      ========      ========     ========
=================================================================================================================================
Total Investment   Based on net asset value per share .........      (1.70%)       29.40%        11.45%        23.25%        6.07%++
Return:**                                                         ========      ========      ========      ========     ========
=================================================================================================================================
Ratios to          Expenses ...................................       1.59%         1.58%         1.58%         1.59%        1.64%*
Average                                                           ========      ========      ========      ========     ========
Net Assets:        Investment income--net .....................       1.83%         2.18%         2.96%         3.08%        3.22%*
                                                                  ========      ========      ========      ========     ========
=================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ...   $491,234      $512,783      $322,438      $259,131     $ 46,902
Data:                                                             ========      ========      ========      ========     ========
                   Portfolio turnover .........................         33%           38%           47%           84%          89%
                                                                  ========      ========      ========      ========     ========
=================================================================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales loads.
+     Commencement of operations.
++    Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                             Class D
                                                                 ----------------------------------------------------------------
                                                                                                                         For the
The following per share data and ratios have been derived                                                                Period
from information provided in the financial statements.                              For the Year                        Oct. 21,
                                                                                   Ended March 31,                      1994+ to
                                                                 --------------------------------------------------     March 31,
Increase (Decrease) in Net Asset Value:                            1999++        1998++        1997++       1996          1995
=================================================================================================================================
Per Share          Net asset value, beginning of period .......  $    37.49    $    31.34   $    30.86   $    27.72    $    27.27
Operating                                                        ----------    ----------   ----------   ----------    ----------
Performance:       Investment income--net .....................         .91          1.02         1.17         1.16           .48
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ..........................       (1.28)         8.14         2.43         5.38          1.15
                                                                 ----------    ----------   ----------   ----------    ----------
                   Total from investment operations ...........        (.37)         9.16         3.60         6.54          1.63
                                                                 ----------    ----------   ----------   ----------    ----------
                   Less dividends and distributions:
                      Investment income--net ..................        (.98)        (1.04)       (1.18)       (1.10)         (.45)
                      Realized gain on investments--net .......       (1.17)        (1.97)       (1.94)       (2.30)         (.73)
                                                                 ----------    ----------   ----------   ----------    ----------
                   Total dividends and distributions ..........       (2.15)        (3.01)       (3.12)       (3.40)        (1.18)
                                                                 ----------    ----------   ----------   ----------    ----------
                   Net asset value, end of period .............  $    34.97    $    37.49   $    31.34   $    30.86    $    27.72
                                                                 ==========    ==========   ==========   ==========    ==========
=================================================================================================================================
Total Investment   Based on net asset value per share .........        (.92%)       30.40%       12.34%       24.21%         6.42%++
Return:**                                                        ==========    ==========   ==========   ==========    ==========
=================================================================================================================================
Ratios to          Expenses ...................................         .82%          .80%         .80%         .81%          .87%*
Average                                                          ==========    ==========   ==========   ==========    ==========
Net Assets:        Investment income--net .....................        2.60%         2.95%        3.75%        3.84%         3.94%*
                                                                 ==========    ==========   ==========   ==========    ==========
=================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ...  $1,513,406    $1,280,317   $  690,116   $  521,599    $  171,201
Data:                                                            ==========    ==========   ==========   ==========    ==========
                   Portfolio turnover .........................          33%           38%          47%          84%           89%
                                                                 ==========    ==========   ==========   ==========    ==========
=================================================================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales loads.
+     Commencement of operations.
++    Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $97,506 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Dis-tribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $250 million; 0.45% of average daily net assets in excess of $250 million but not exceeding $300 million; 0.425% of average daily net assets in excess of $300 million but not exceeding $400 million; and 0.40% of average daily net assets in excess of $400 million.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class B ......................................         0.25%           0.75%
Class C ......................................         0.25%           0.75%
Class D ......................................         0.25%              --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended March 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                             MLFD       MLPF&S
--------------------------------------------------------------------------------
Class A ......................................             $26,209    $  349,246
Class D ......................................             $89,253    $1,239,527
--------------------------------------------------------------------------------

For the year ended March 31, 1999, MLPF&S received contingent deferred sales charges of $5,913,754 and $277,813 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $54,988 and $19,091 relating to transactions subject to front-end sales charge waivers in Class A Shares and Class D Shares, respectively.

In addition, MLPF&S received $429,881 in commissions on the execution of portfolio security transactions for the year ended March 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended March 31, 1999, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, received $4,365 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 1999 were $3,565,056,604 and $4,328,817,912, respectively.

Net realized gains (losses) for the year ended March 31, 1999 and net unrealized gains (losses) as of March 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                Realized           Unrealized
                                             Gains (Losses)      Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ...................     $415,331,578       $2,042,916,283
Short-term investments ..................            3,407                   --
Foreign currency
transactions ............................          (97,806)             (10,945)
                                              ------------       --------------
Total ...................................     $415,237,179       $2,042,905,338
                                              ============       ==============
--------------------------------------------------------------------------------

As of March 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $2,040,807,050, of which $2,371,769,132 related to appreciated securities and $330,962,082 related to depreciated securities. At March 31, 1999 the aggregate cost of investments for Federal income tax purposes was $8,473,894,171.

4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $(528,711,091) and $744,669,554 for the years ended March 31, 1999 and March 31, 1998, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the                                               Dollar
Year Ended March 31, 1999                         Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..........................          16,782,506      $   585,910,429
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................           6,484,241          228,111,225
                                               -----------      ---------------
Total issued .........................          23,266,747          814,021,654
Shares redeemed ......................         (30,254,844)      (1,040,366,870)
                                               -----------      ---------------
Net decrease .........................          (6,988,097)     $  (226,345,216)
                                               ===========      ===============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the                                               Dollar
Year Ended March 31, 1998                         Shares             Amount
-------------------------------------------------------------------------------

Shares sold ..........................          18,254,019      $   634,543,940
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................           8,638,512          294,091,362
                                               -----------      ---------------
Total issued .........................          26,892,531          928,635,302
Shares redeemed ......................         (21,089,819)        (727,078,860)
                                               -----------      ---------------
Net increase .........................           5,802,712      $   201,556,442
                                               ===========      ===============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the                                               Dollar
Year Ended March 31, 1999                         Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..........................          28,293,185      $   968,253,586
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................           7,386,447          255,009,750
                                               -----------      ---------------
Total issued .........................          35,679,632        1,223,263,336
Automatic conversion
of shares ............................          (7,978,182)        (270,957,196)
Shares redeemed ......................         (47,481,419)      (1,598,341,212)
                                               -----------      ---------------
Net decrease .........................         (19,779,969)     $  (646,035,072)
                                               ===========      ===============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the                                               Dollar
Year Ended March 31, 1998                         Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..........................          26,936,302      $   915,743,174
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................          11,273,540          376,017,355
                                               -----------      ---------------
Total issued .........................          38,209,842        1,291,760,529
Automatic conversion
of shares ............................          (7,065,614)        (239,303,799)
Shares redeemed ......................         (31,261,809)      (1,049,566,557)
                                               -----------      ---------------
Net increase (decrease) ..............            (117,581)     $     2,890,173
                                               ===========      ===============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the                                               Dollar
Year Ended March 31, 1999                         Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..........................           5,475,285      $   187,992,163
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................             777,031           26,502,658
                                               -----------      ---------------
Total issued .........................           6,252,316          214,494,821
Shares redeemed ......................          (5,852,431)        (193,387,191)
                                               -----------      ---------------
Net increase .........................             399,885      $    21,107,630
                                               ===========      ===============
-------------------------------------------------------------------------------

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

-------------------------------------------------------------------------------
Class C Shares for the                                               Dollar
Year Ended March 31, 1998                         Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..........................           5,470,865      $   185,136,065
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................             812,551           26,837,937
                                               -----------      ---------------
Total issued .........................           6,283,416          211,974,002
Shares redeemed ......................          (2,750,233)         (91,023,357)
                                               -----------      ---------------
Net increase .........................           3,533,183      $   120,950,645
                                               ===========      ===============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the                                               Dollar
Year Ended March 31, 1999                         Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..........................          14,328,461      $   483,227,861
Automatic conversion
of shares ............................           7,815,253          270,957,196
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................           2,175,293           76,273,791
                                               -----------      ---------------
Total issued .........................          24,319,007          830,458,848
Shares redeemed ......................         (15,193,896)        (507,897,281)
                                               -----------      ---------------
Net increase .........................           9,125,111      $   322,561,567
                                               ===========      ===============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the                                               Dollar
Year Ended March 31, 1998                         Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..........................           9,630,431      $   333,114,038
Automatic conversion
of shares ............................           6,920,593          239,303,799
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................           2,068,449           70,372,205
                                               -----------      ---------------
Total issued .........................          18,619,473          642,790,042
Shares redeemed ......................          (6,482,847)        (223,517,748)
                                               -----------      ---------------
Net increase .........................          12,136,626      $   419,272,294
                                               ===========      ===============
-------------------------------------------------------------------------------

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Capital Fund, Inc. as of March 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Capital Fund, Inc. as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 14, 1999

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Capital Fund, Inc. during its fiscal year ended March 31, 1999:

===================================================================================================================================
Record             Payable    Qualifying Domestic      Interest from      Domestic Non-Qualifying       Total          Long-Term
 Date               Date        Ordinary Income     Federal Obligations       Ordinary Income      Ordinary Income   Capital Gains*
===================================================================================================================================
Class A Shares:
===================================================================================================================================
 7/02/1998        7/10/1998         $.168936              $.132512                $.427939             $.729387         $.689874
-----------------------------------------------------------------------------------------------------------------------------------
12/09/1998       12/17/1998         $.139175              $.093475                $.255049             $.487699         $.342323
===================================================================================================================================
Class B Shares:
===================================================================================================================================
 7/02/1998        7/10/1998         $.108988              $.085489                $.276083             $.470560         $.689874
-----------------------------------------------------------------------------------------------------------------------------------
12/09/1998       12/17/1998         $.089642              $.060207                $.164274             $.314123         $.342323
===================================================================================================================================
Class C Shares:
===================================================================================================================================
 7/02/1998        7/10/1998         $.119595              $.093810                $.302952             $.516357         $.689874
-----------------------------------------------------------------------------------------------------------------------------------
12/09/1998       12/17/1998         $.090331              $.060669                $.165537             $.316537         $.342323
===================================================================================================================================
Class D Shares:
===================================================================================================================================
 7/02/1998        7/10/1998         $.156422              $.122696                $.396238             $.675356         $.689874
-----------------------------------------------------------------------------------------------------------------------------------
12/09/1998       12/17/1998         $.127382              $.085555                $.233437             $.446374         $.342323
-----------------------------------------------------------------------------------------------------------------------------------

* All long-term capital gains distributions paid by the Fund during the fiscal year are subject to the 20% tax rate.

The qualifying domestic ordinary income qualifies for the dividends-received deduction for corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received are exempt from state income tax.

Listed in the table at right are the percentages of total assets of the Fund invested in Federal obligations for each quarter ended during the fiscal year.

Please retain this information for your records.

--------------------------------------------------------------------------------
                                                               Percentage of
For the Quarter Ended                                       Federal Obligations+
--------------------------------------------------------------------------------
June 30, 1998 ............................................         13.38%
September 30, 1998 .......................................         12.21
December 31, 1998 ........................................         12.09
March 31, 1999 ...........................................         12.39
--------------------------------------------------------------------------------

+ For purposes of this calculation, Federal Obligations include US Treasury Notes, US Treasury Bills and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks and the Student Loan Marketing Association. Repurchase Agreements are not included in this calculation.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

PORTFOLIO INFORMATION (unaudited)

As of March 31, 1999
                                               Percent of
Ten Largest Common Stock Holdings              Net Assets
Kansas City Southern Industries, Inc. .......      2.7%
The Williams Companies, Inc. ................      2.4
Citigroup Inc. ..............................      2.4
United Technologies Corporation .............      2.3
Motorola, Inc. ..............................      1.8
McDonald's Corporation ......................      1.7
Corning Incorporated ........................      1.7
The Chase Manhattan Corporation .............      1.6
Carnival Corporation ........................      1.6
American International Group, Inc. ..........      1.6

                                               Percent of
Ten Largest Industries                         Net Assets*
Insurance ...................................     10.1%
Diversified Companies .......................      5.4
Banking .....................................      5.2
Natural Gas .................................      4.8
Railroads ...................................      3.9
Oil--Integrated .............................      3.6
Chemicals ...................................      3.4
Food & Beverage .............................      3.3
Leisure/Hotels ..............................      3.1
Wireless Communication--
  Domestic Paging & Cellular ................      3.0

*     Based on total holdings in common stocks and bonds.

Common Stock Portfolio Changes for the
Quarter Ended March 31, 1999

  Additions

  American Home Products Corporation
* Conexant Systems, Inc.
  Fortune Brands, Inc.
  Reuters Group PLC (ADR)
  Telefonaktiebolaget LM Ericsson (ADR)
* U.S. Filter Corp.

  Deletions

  American Standard Companies, Inc.
* Conexant Systems, Inc.
  Imperial Chemical Industries PLC (ADR)
  Koninklijke (Royal) Philips Electronics N.V.
    (NY Registered Shares)
  LucasVarity PLC (ADR)
  Rite Aid Corporation
  Tenneco Inc.
  Transamerica Corporation
* U.S. Filter Corp.
  Weyerhaeuser Company
  Yue Yuen Industrial (Holdings) Limited

* Added and deleted in the same quarter.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1999

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Kurt Schansinger, Senior Vice President and
   Portfolio Manager
Walter Cuje, Vice President
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer and Norman R. Harvey, Senior Vice President of Merrill Lynch Capital Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Harvey well in their retirements.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10252--3/99

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